UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2026
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Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2026, the Company held an Annual Meeting of Stockholders (the “Annual Meeting”) at which stockholders holding and entitled to vote 741,807,477 shares of the Company’s Common Stock, or approximately 75% of the total outstanding shares of the Company’s Common Stock as of the record date for the Annual Meeting were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following proposals, each of which is described in detail in the Company’s 2026 Proxy Statement. The final voting results are reported below.

Proposal 1: To elect three Class II directors to serve until the 2029 Annual Meeting of Stockholders.

Director	For	Withheld	Broker Non-Votes
Paul Sciarra	524,737,049	5,692,996	211,377,432
Halimah DeLaine Prado	492,987,240	37,442,805	211,377,432
Laura Wright	521,972,369	8,457,676	211,377,432

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain
735,837,057	4,057,460	1,912,960

Proposal 3: To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers (the “Say on Pay Vote”).

For	Against	Abstain	Broker Non-Votes
521,136,287	7,363,417	1,930,341	211,377,432

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	June 4, 2026	By:	/s/ Kate DeHoff
		Name:	Kate DeHoff
		Title:	Chief Legal Officer and Corporate Secretary